EXHIBIT 10(ac)
                       SIXTH AMENDMENT

                             TO

                 REVOLVING CREDIT AGREEMENT

     Sixth Amendment, dated as of February 13, 1995, to the Revolving Credit Agreement, dated as of January 14, 1994, as amended prior to the date hereof (as so amended, the "Credit Agreement"), among MERRY-GO-ROUND ENTERPRISES, INC., a Maryland corporation ("MGRE"), MGR DISTRIBUTION CORPORATION, a Maryland corporation ("MGRD", and together with MGRE, collectively, the "Borrowers" and individually, a "Borrower"), MGRR, INC., a Delaware corporation (the "Guarantor"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

     The Borrowers, the Guarantor, the Agent and the Lenders desire to amend the Credit Agreement on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Guarantor, the Agent and the Lenders hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

     2.   Background.  The "Background" section of the
Credit Agreement is hereby amended by (i) deleting the amount "$125 million" in the second sentence thereof and substituting in lieu thereof "$100 million" and
(ii) deleting the amount "$90 million" in the second sentence thereof and substituting in lieu thereof "$80 million."

     3.   Existing Definitions.

          (a) Borrowing Base.  The definition of the term
"Borrowing Base" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Borrowing Base" shall mean at any time an amount equal to the difference between (1) the sum of
          (A) 40% of the Book Value of Eligible Inventory and (B) 40% of the value of L/C Inventory and
          (ii) $2,500,000."

          (b) Cash Concentration Account Blockage Date. The definition of the term "Cash Concentration Account Blockage
Date" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Cash Concentration Account Blockage Date" shall mean the date on which the Agent instructs the Cash Concentration Account Bank, pursuant to the Restricted Account Agreement, to remit all amounts deposited in the Cash Concentration Account to the Agent or as the Agent shall direct."

          (c) Cumulative FIFO EBITDA. The definition of the term "Cumulative FIFO EBITDA" in Section 1.01 of the Credit
Agreement is hereby amended in its entirety to read as follows:

          "'Cumulative FIFO EBITDA' shall mean (i) for each fiscal month of MGRE beginning with the November 1994 fiscal month and ending with the January 1995 fiscal month, the aggregate FIFO EBITDA for the period beginning with the November 1994 fiscal month and ending at the end of such fiscal month and (ii) for each fiscal month in such fiscal year of MGRE thereafter, the aggregate FIFO EBITDA for the period beginning with the first fiscal month in such fiscal year and ending at the end of such fiscal month."

          (d) The definition of the term "FIFO EBITDA" in
Section 1.01 of the Credit Agreement is hereby amended by deleting the words "fiscal year" in the proviso at the end thereof and substituting in lieu thereof "fiscal month."

          (e) Regular Rate.  The definition of the term
"Regular Rate" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "'Regular Rate' shall mean, for any day, the Prime
          Rate for such day plus 1.25%."

          (f) Revolving Credit Commitment. The definition of the term "Revolving Credit Commitment" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the reference to "Schedule 1.02" therein and substituting in lieu thereof "Schedule 1.02A" and (ii) deleting the amount "$125 million" contained therein and substituting in lieu thereof "$100 million."

          (g) Tax Refund.  The definition of the term "Tax
Refund" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "'Tax Refund' shall mean the Federal income tax refund claimed by MGRE from the Internal Revenue
          Service in the consolidated Federal income tax return to be filed by MGRE for its taxable year ended January 28, 1995."

     4. New Definition. The following definition of the term "Cash Equivalents" is hereby added to Section 1.01 of the Credit Agreement:

          "'Cash Equivalents' shall mean (i) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States of America government or any agency thereof, (ii) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers' acceptances of any Lender having maturities of one year or less from the date of acquisition, (iii) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies publishing ratings of investments, (iv) money market funds acceptable to the Agent, (v) repurchase agreements related to the securities described in clause (i) above, and
          (vi) prior to February 28, 1995, MGRE's interest in the Merrill Lynch Pierce Fenner & Smith Government Fund.

     5. Revolving Credit Commitment. Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the second sentence thereof in its entirety and substituting in lieu thereof the following:

          "The Current Commitment at any time shall be equal to the lesser of (A) $100,000,000 during the period when the Final Bankruptcy Court Order is in effect, as such amount may have been reduced under
          Section 2.04(a) hereof at such time and (B) the Borrowing Base."

and (ii) deleting the proviso to the third sentence thereof.

     6. Eurodollar Loans. Paragraph (a) of Section 2.03 of the Credit Agreement shall be amended by adding the following at the end thereof:

          "Notwithstanding anything to the contrary contained in this Agreement, commencing January 1, 1995, the Borrowers shall not be entitled to request and the Lenders shall not be obligated to make Eurodollar Loans."

     7.   Interest Rate.  Section 2.05 of the Credit
Agreement is hereby amended in its entirety to read as follows:

          "2.05 Interest Rate. Each Loan shall bear interest for each day until paid at the rate per annum for each day equal to the Regular Rate for such day."

     8.   Unused Line Fee.  Section 2.08(e) of the Credit
Agreement is hereby amended by deleting the percentage
"three-eighths of one percent (0.375%)" contained in the first sentence thereof and substituting therefore "one-half of one percent (0.50%)."

     9.   Letter of Credit Fees.

          (a) The first sentence of Section 2.08(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "From and after the Entry Date until the Termination Date, the Borrowers shall pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, subject to Section 11.18, a letter of credit fee (the "Letter of Credit Fee") accruing at a rate of
          (i) 2.00% per annum on the average daily Undrawn Letter of Credit Availability of standby Letters of Credit and (ii) 1.75% per annum on the average daily Undrawn Letter of Credit Availability of documentary Letters of Credit."

          (b) The third sentence of Section 2.08(f) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "The Borrowers shall also pay the nominal Letter of Credit fees and charges of the Letter of Credit Issuer for the administration, issuance and processing of Letters of Credit issued by the Letter of Credit Issuer, including a fronting fee of .25% of the Stated Amount of standby Letters of Credit."

     10.  Letters of Credit.

          (a) The third sentence of Section 3.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "CIT shall have no obligation to arrange for the issuance of Letters of Credit on or after the Termination Date for which, when added to the aggregate amount of all outstanding and contemporaneous Loans and the Letter of Credit Exposure at such time, would cause the amount of all Loans and the Letter of Credit Exposure at any time to exceed the Current Commitment at such time."

          (b) The first two sentences contained in Section
3.01(a)(i) of the Credit Agreement are hereby amended in their entirety to read as follows:

          "During the period when the Final Bankruptcy Court Order is in effect, the aggregate Letter of Credit Exposure shall not exceed $80,000,000 of which not more than $10,000,000 shall be Letter of Credit Exposure with respect to standby Letters of Credit."

          (c) Clause (z) in the last sentence of Section
3.01(a)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(z) Letters of Credit for the benefit of domestic trade creditors in connection with the purchase of merchandise or goods of either Borrower may be issued in the sole discretion of the Agent and aggregate Letter of Credit Exposure at any one time in excess of $7,000,000 resulting from the issuance of such Letters of Credit shall not in any event be permitted."

          (d) Section 3.01(a)(ix) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(ix) intentionally omitted"

     11.  Grant of Lien and Security Interest.  Paragraph
(a) of Section 5.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a) To secure the joint and several Obligations of the Borrowers to the Agent, CIT and the Lenders under this Agreement and the Related Documents, each Borrower hereby assigns, pledges, transfers, grants, bargains and sells, mortgages, conveys, aliens, releases, confirms and acts over unto the Agent for the ratable benefit of each of the Lenders and hereby grants and creates in favor of the Agent for the ratable benefit of each of the Lenders a security interest in and to, all right, title and interest of such Borrower in, to or under the Letter of Credit Cash Collateral Account, all funds held therein from time to time and all certificates and Instruments, if any, from time to time representing or evidencing the same and all proceeds and profits of any of the foregoing and the Tax Refund (all property of the Borrowers subject to the security interest referred to in this Section 5.01 being hereinafter referred to as the "Collateral")."

     12.  Cash Concentration Account Arrangements.  Section
5.02 of the Credit Agreement is hereby amended by adding the following sentences at the end thereof:

          "After all mandatory prepayments required by
          Section 2.04(b)(iii) have been made and all other payments required to be made by the terms of this Agreement, including the provision of cash collateral for Letters of Credit as required by this Agreement, have been made, any amounts remaining in the Cash Concentration Account shall be made available to the Borrowers for general corporate purposes in accordance with Section
          2.09.  The Borrowers and the Guarantor shall
          (i) cause all cash and all proceeds from the sale of inventory by Worth Stores Corp. including all remittances from credit card sales by Worth Stores Corp., to be deposited in a Depository Account, a Collection Account or the Cash Concentration Account in a manner consistent with past practices and (ii) cause all such amounts to be applied toward the repayment of the advances and loans made by the Borrowers and the Guarantor to Worth Stores Corp."

     13.  Location of Accounts.  Schedule 6.22 to the Credit
Agreement is hereby amended by adding the following account
(the "Merrill Lynch Bond Account"):

            "Merrill Lynch Pierce Fenner & Smith
                       Government Fund
                    Account No. 3219818"

     14.  Conditions Precedent.  Section 7.02(d) of the
Credit Agreement is hereby amended by deleting the proviso thereto.

     15. Reports on Senior Management; GOB Sales. The following is hereby added to the end of paragraph (h) of
Section 8.01(h) of the Credit Agreement:

          "On May 31, 1995 and thereafter as soon as practicable and in any event within five (5) days after an officer of either Borrower or the Guarantor becomes aware of any change or proposed change in the chief executive officer, chief operating officer, chief financial officer or any division president of the Borrowers (including any extension of the term or other modification of any management agreement), the Borrowers and the Guarantor shall deliver to the Agent a report on the change or proposed change in such senior managers (or in such management agreement), including any information concerning such change or proposed change that the Agent may reasonably require. In addition, MGRE shall deliver to the Agent a copy of all documents, reports and searches that MGRE receives from or is required to deliver to the Inventory Liquidator pursuant to the terms of the GOB Sales Agreement promptly after any such receipt or delivery."

     16.  Projections.  Section 8.01(j) of the Credit
Agreement is hereby in its entirety to read as follows:

               "(j) Projections. The Borrower shall furnish to each of the Lenders on or before December 1, 1995 financial projections, in form and substance reasonably satisfactory to the Agent, for the first half of the 1997 fiscal year of MGRE and such projections shall be prepared in accordance with the standards set forth in the second sentence of
               Section 6.16 hereof."

     17.  Inventory Markdown Report.  Paragraph (c) of
Section 8.01 of the Credit Agreement is hereby amended by adding a new subparagraph (iii) at the end thereof to read as follows:

               "(iii) As soon as practicable and in any event within ten (10) days after the end of each fiscal month of MGRE, the Borrowers shall furnish to each of the Lenders a monthly Inventory markdown report, in form and substance reasonably satisfactory to the Agent, certified by a Designated Financial
               Officer."

     18.  Maintenance of Accounts.  Section 8.08 of the
Credit Agreement is hereby amended by adding the following sentence at the end thereof:

               "Each of the Borrowers and the Guarantor agrees and covenants that it shall (i) cause all cash and all proceeds of Inventory of Worth Stores Corp., including, without limitation, all remittances from credit card sales of Worth Stores Corp., to be deposited in a Depository Account, a Collection Account or the Cash Concentration Account in a manner consistent with past practices and (ii) cause all such amounts to be applied toward the repayment of the advances and loans made by the Borrowers and the Guarantor to Worth Stores Corp."

     19.  Cumulative FIFO EBITDA.  Section 9.02 of the
Credit Agreement is hereby amended in its entirety to read as follows:

               "9.02.  Cumulative FIFO EBITDA.  The
          Borrowers shall not permit Cumulative FIFO EBITDA for the fiscal months listed below to be less than the amount specified opposite each such fiscal month:

               Month Ending       FIFO EBITDA
               November 1994    ($19,239,000)
               December 1994    ($32,775,000)
               January 1995     ($58,310,000)
               February 1995    ($ 9,640,000)
               March 1995       ($11,378,000)
               April 1995       ($14,150,000)
               May 1995         ($14,662,000)
               June 1995        ($12,756,000)
               July 1995        ($14,529,000)
               August 1995      ($ 7,881,000)
               September 1995   ($ 2,596,000)
               October 1995     ($ 1,277,000)
               November 1995      $ 3,404,000
               December 1995      $32,345,000
               January 1996      $25,746,000"

               Upon receipt of the financial projections for the first-half of the 1997 fiscal year of MGRE required to be delivered to the Lenders pursuant to Section 8.01(j), MGRE and the Agent shall negotiate in good faith to determine Cumulative FIFO EBITDA for each month of the first-half of the 1997 fiscal year of MGRE and, in the event that MGRE and the Agent are unable to agree upon such amounts on or before the date that is thirty days after the date that the Agent has received such projections, the Borrowers shall have available cash and Cash Equivalents, less the aggregate amount of all outstanding Loans (but not less than the aggregate amount of Letters of Credit) of $30,000,000 for the period from and including January 31, 1996 through and including
               April 30, 1996 (the "Clean-Up Period"),
               provided that (i) during the Clean-Up Period all liabilities of the Borrowers and the Guarantor shall be current and (ii) the Borrowers shall (A) certify in writing to the Lenders that all liabilities of the Borrowers and the Guarantor are current during the Clean-Up Period and (B) provide the Agent with evidence reasonably satisfactory to the Agent, of the existence of such available cash and Cash Equivalents, in each case on February 2, 1996 and on the Friday of each week thereafter during the Clean-Up Period."

     20.  Investments.  Clause (c) of Section 9.06 of the
Credit Agreement is hereby amended in its entirety to read as follows:

               "(c) the Letter of Credit Cash Collateral
               Account and other accounts permitted or
               required to be maintained pursuant hereto and any investment of funds on deposit in the foregoing accounts in Cash Equivalents, subject to the provisions of 11 U.S.C.
               Section 345 or as otherwise authorized by the Bankruptcy Court:"

     21.  Capital Expenditures.  Section 9.12 of the Credit
Agreement is hereby amended in its entirety to read as follows:

               "9.12. Capital Expenditures. MGRE shall not permit aggregate capital expenditures for MGRE and its Consolidated Subsidiaries to exceed in the aggregate (i) $18,000,000 during the period from the Entry Date through January 31, 1995;
          (ii) $10,000,000 during the period from
          February 1, 1995 through January 31, 1996, and $3,000,000 during the period from February 1, 1996 through the Termination Date."

     22.  Maintenance of Inventory.  Section 9.16 of the
Credit Agreement is hereby amended in its entirety to read as follows:

               "9.16.  Maintenance of Inventory.  The
          Borrowers shall not permit the aggregate amount of their Inventory (valued at Book Value) at the end of each fiscal month set forth below to be less than or more than the amounts specified opposite each such month set forth below:

               Fiscal Month   Minimum Amount  Maximum Amount
               November 1994    $142,964,000    $193,422,000
               December 1994    $ 65,545,000    $ 98,317,000
               January 1995     $ 41,038,000    $ 61,558,000
               February 1995    $ 54,525,000    $ 73,769,000
               March 1995       $ 59,039,000    $ 79,877,000
               April 1995       $ 61,889,000    $ 83,733,000
               May 1995         $ 62,950,000    $ 85,168,000
               June 1995        $ 62,098,000    $ 84,014,000
               July 1995        $ 82,988,000    $101,430,000
               August 1995      $ 80,204,000    $ 98,027,000
               September 1995   $ 73,970,000    $ 90,408,000
               October 1995     $ 86,821,000    $106,115,000
               November 1995    $100,503,000    $122,837,000
               December 1995    $ 57,086,000    $ 69,772,000
               January 1996     $ 51,260,000    $ 62,651,000

          , provided that the Borrowers and the Agent shall negotiate in good faith to determine an adjustment to the minimum amount and maximum amount of Inventory set forth above in connection with the store closings permitted by Section 9.09(b)(i) and(iii) hereof. Upon receipt of the financial projections for the first-half of the 1997 fiscal year of MGRE required to be delivered to the Lenders pursuant to Section 8.01(j), MGRE and the Agent shall negotiate in good faith to determine the minimum and maximum amounts of Inventory for each month of the first-half of the 1997 fiscal year of MGRE and in the event that MGRE and the Agent are unable to agree upon such amounts on or before the date that is thirty days after the date that the Agent has received such projections, the Borrowers shall have available cash and Cash Equivalents, less the aggregate amount of all outstanding Loans (but not less the aggregate amount of Letters of Credit) of $30,000,000 during the Clean-Up Period, provided that (i) during the Clean-Up Period all liabilities of the Borrowers and the Guarantor shall be current and (ii) the Borrowers shall (A) certify in writing to the Lenders that all liabilities of the Borrowers and the Guarantor are current during the Clean-Up Period and (B) provide the Agent with evidence reasonably satisfactory to the Agent, of the existence of such available cash and Cash Equivalents, in each case on February 2, 1996 and on the Friday of each week thereafter during the Clean-Up Period."

     23.  Cash and Cash Equivalents.  Article IX of the
Credit Agreement is hereby amended by adding the following additional covenants:

          "9.18. Cash and Cash Equivalents. The Borrowers shall have available cash and Cash Equivalents, less the aggregate amount of all outstanding Loans (but not less the aggregate amount of Letters of Credit), of not less than (i) $46,324,000 on December 31, 1994, (ii)
     $35,591,000 on January 28, 1995, and (iii) $39,358,000
     on February 25, 1995, provided that (A) on each such day, all liabilities of the Borrowers and the Guarantor shall be current and (B) the Borrowers shall (x) certify in writing to the Lenders that all liabilities of the Borrowers and the Guarantor are current on such days and (y) provide the Agent with evidence, reasonably satisfactory to the Agent, of the existence of such available cash and Cash Equivalents, in each case not later than 12 noon (New York City time) on the day which is five (5) Business Days after each such day.

          9.19. Tax Refund. MGRE shall have received the Tax Refund in an amount of not less than $15,000,000 on or prior to June 30, 1995 and MGRE shall provide the Agent with evidence, reasonably satisfactory to the Agent, of the receipt of such Tax Refund not later than the day which is five (5) Business Days after such day."

     24.  Event of Default.  Section 10.01 of the Credit
Agreement is hereby amended by (i) redesignating the existing paragraph (m) thereof as new paragraph (n) thereof and (ii) adding the following new paragraph (m):

     "(m) (i) on or before June 30, 1995, the Borrowers and the Guarantor shall have failed to (A) extend the management agreement with Meridian Ventures, Inc. ("Meridian") to the Termination Date or make other arrangements with Meridian reasonably satisfactory to the Agent or (B) hire, for the period through the Termination Date, a chief executive officer and a chief operating officer reasonably acceptable to the Required Lenders (the "Senior Managers") to manage and be involved in the day-to-day operations of the Borrowers and the Guarantor or (ii) after January 6, 1995 Meridian or any of the Senior Managers shall cease to manage and be involved in the day-to-day operations of the Borrowers and the Guarantor and replacements reasonably acceptable to the Required Lenders in their sole discretion shall not be retained within thirty
     (30) days thereof."

     25. Schedules and Exhibits. Schedule 1.02 to the Credit Agreement is hereby amended to read in its entirety as set forth in Annex I to this Amendment. Exhibit D to the Credit Agreement is hereby amended in its entirety as set forth in Annex II to this Amendment.

     26. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

     (i) The Agent shall have received counterparts of this Amendment which bear the signatures of the Borrowers, the Guarantor and the Required Lenders.

    (ii) The Borrowers shall have paid to the Agent, for the account of each Lender in accordance with such Lender's
Pro Rata Share, a non-refundable amendment fee of $625,000.
The Borrowers and the Lenders hereby authorize the Agent to charge the Borrowers' Account on the Effective Date in the amount of such amendment fee.

   (iii) The Bankruptcy Court shall have approved an order, substantially in the form of Annex III attached hereto.

    (iv) The Agent shall have received a report on the Inventory of the Borrowers, prepared by Alco Capital Group,
Inc. ("Alco"), which report shall be in form and substance satisfactory to the Agent.

     (v) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

     27.  Representations and Warranties.  Each of the
Borrowers and the Guarantor represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by the Borrowers and the Guarantor of this Amendment and the performance by the Borrowers and the Guarantor of the Credit Agreement as amended hereby (i) have been duly authorized by all necessary corporate action and (ii) do not and will not contravene their organizational documents or any applicable law.

          (b) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and the Guarantor, enforceable against the Borrowers and the Guarantor in accordance with their terms.

          (c) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Potential Default, has occurred and is continuing on and as of the Effective Date.

28.  Waivers and Consents.    (a)  Pursuant to the request
of the Borrowers and the Guarantor and in accordance with
Section 11.03 of the Credit Agreement, and subject to the satisfaction of the conditions to effectiveness set forth in
Section 26 of this Amendment, the Lenders and the Agent hereby consent to, and waive any Event of a Default that would otherwise arise (i) under paragraph (b) of Section
10.01 of the Credit Agreement from any false representation, warranty and/or statement made by the Borrowers in the Borrowing Base Certificates delivered by the Borrowers to the Agent and the Lenders prior to September 17, 1994 and in the Certificate made as of April 27, 1994 by the Borrowers and the Guarantor and delivered to the Agent by reason of the inclusion of certain inventory owned by Worth Stores Corp. in the Borrowing Base Certificates delivered by the Borrowers to the Agent and the Lenders prior to September 17, 1994, (ii) under paragraph (c) of Section 10.01 of the Credit Agreement from any non-compliance by the Borrowers and the Guarantor with the provisions of Section 9.06 of the Credit Agreement by reason of the Borrowers and the Guarantor making loans or advances to and/or investments in Worth Stores Corp., provided that the consent and waiver set forth in this clause (ii) shall only be effective for the period prior to June 30, 1995, (iii) under paragraph (c) of Section 10.01 of the Credit Agreement from any non-compliance by the Borrowers and the Guarantor with clause (ii) of paragraph (b) and paragraph (c) of Section 9.09 by reason of the Borrowers and the Guarantor disposing of assets (other than Inventory) and worn-out and obsolete equipment and fixtures with a Book Value in excess of $10,000,000, (iv) under paragraph (c) of
Section 10.01 of the Credit Agreement from the Borrowers' maintaining Inventory (valued at Book Value) at the end of the October 1994 fiscal month of MGRE of more than $166,060,000, and (v) under paragraphs (b) and (c) of
Section 10.01 of the Credit Agreement from MGRE maintaining the Merrill Lynch Bond Account.

          (b) The waivers and consents in this Section 28 shall be effective only in this specific instance and for the specific purposes set forth herein and do not allow for any other or further departure from the terms and conditions of the Credit Agreement or any other Related Document, which terms and conditions shall continue in full force and effect.

     29. Continued Effectiveness of Credit Agreement. Each of the Borrowers and the Guarantor hereby (i) confirms and agrees that each Related Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Related Document to "the Credit Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended by this Amendment, and
(ii) confirms and agrees that to the extent that any such Related Document purports of assign or pledge to the Agent, or to grant to the Agent a security interest in or Lien on, any collateral as security for the Obligations of the Borrowers or the Guarantor from time to time existing in respect of the Credit Agreement and the Related Documents, such pledges, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

     30.  Miscellaneous.

          a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          b. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          c. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New
York.

          d. The Borrowers will pay on demand all fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte, Roth & Zabel, counsel to the Agent. The Borrowers acknowledge that the Agent shall retain Alco to conduct quarterly Inventory examinations and analysis updating the Inventory report required by Section 26(iv) of this Amendment and the Borrowers agree to pay all fees and expenses of Alco in connection with such examinations, analysis and reports.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BORROWERS:


                              MERRY-GO-ROUND ENTERPRISES,
                                INC., as debtor and as
                                debtor-in-possession

                              By:    /s/ Isaac Kaufman
                                 Name:  Isaac Kaufman
                                 Title:  Chief Financial
                                 Officer


                              MGR DISTRIBUTION CORPORATION,
                                as debtor and as debtor-in-
                                possession

                              By:    /s/ Isaac Kaufman
                                 Name:  Isaac Kaufman
                                 Title:  Secretary

                              GUARANTOR:


                              MGRR, INC., as debtor and as
                                debtor-in-possession

                              By:    /s/ Isaac Kaufman
                                 Name:  Isaac Kaufman
                                 Title:  Secretary


                              AGENT AND LENDER:


                              THE CIT GROUP/BUSINESS CREDIT,
                                INC.

                              By:    /s/ Anthony Vassallo
                                 Name:  Anthony Vassallo
                                 Title:  Assistant Vice
                                 President

                              LENDERS:


                              THE BANK OF NEW YORK
                                COMMERCIAL CORPORATION

                              By:
                                 Name:
                                 Title:


                              CONGRESS FINANCIAL CORPORATION

                              By:    /s/ Janet S. Last
                                 Name:  Janet S. Last
                                 Title:  Assistant Vice
                                 President


                              IBJ SCHRODER BANK & TRUST
                                COMPANY

                              By:    /s/ Alfred J. Sconyi
                                 Name:  Alfred J. Sconyi
                                 Title:  Assistant Vice
                                 President


                              LASALLE BUSINESS CREDIT, INC.

                              By:    /s/ Donald J. Flores
                                 Name:  Donald J. Flores
                                 Title:  Vice President


                              PNC BANK, NATIONAL ASSOCIATION

                              By:
                                 Name:
                                 Title:

                              STERLING NATIONAL BANK & TRUST
                                COMPANY OF NEW YORK

                              By:    /s/ Leonard Rudolph
                                 Name:  Leonard Rudolph
                                 Title:  Senior Vice
                                 President

                           ANNEX I

                       Schedule 1.02A



LENDER                                     COMMITMENT AMOUNT


The CIT Group/Business Credit, Inc.             $ 36,000,000

The Bank of New York Commercial Corporation     $  8,000,000

Congress Financial Corporation                  $ 16,000,000

IBJ Schroder Bank & Trust Company               $ 12,000,000

LaSalle Business Credit, Inc.                   $ 12,000,000

PNC National Association                        $  8,000,000

Sterling National Bank & Trust Company          $  8,000,000
  of New York
                                               $100,000,000

                              Annex II to Sixth Amendment to
                              Revolving Credit Agreement

                          EXHIBIT D

                 BORROWING BASE CERTIFICATE

Dated as of __________
Certificate No. ______

     1.   Inventory of the Borrowers at Book
          Value in any of the locations
          listed in Schedule 1.01(A) to the
          Revolving Credit Agreement before
          deductions in Line 2 below.<F1>         __________

     2.   Sum of A-J Below:                      $__________
          (Based on definition of Eligible
          Inventory)

          (A)Inventory subject to any Lien,
             security interest or prior
             assignment
          (B)Inventory held on consignment
          (C)Inventory in-transit
          (D)Reserves for markdowns
          (E)Reserves for shrinkage
          (F)Reserves for lay-a-ways
          (G)Reserve for displays and open stock
          (H)Reserves for rejected, damaged,
             aged or other unsalable inventory
_________________________

<F1> Prior to the entry of the Final Bankruptcy Court Order
     such Inventory must be located in (i) one of the jurisdictions listed on Schedule 1.01(B) to the Revolving Credit Agreement or (ii) any other jurisdiction for which the Agent has received UCC searches or other evidence reasonably satisfactory to the Agent establishing the absence of any Liens on the Inventory of the Borrowers in such jurisdictions.

          (I)Packaging
          (J)Other reserves required by the
             Agent

     3.   Book Value of Eligible Inventory
          (Line 1 less Line 2 to the extent
          included in Line 1)                    $__________

     4.   40% of line 5                          $__________

     5.   L/C Inventory (excluding Inventory
          supported by Letters of Credit
          issued for domestic trade
          creditors)                             $__________

     6.   40% of Line 5                          $__________

     7.   Borrowing Base Reduction
          ($2,500,000)                           $__________

     8.   Borrowing Base (Line 4 plus Line 6
          less Line 7)                           $__________

     9.   Maximum amount of Revolving Credit
          Commitment permitted under Final
          Bankruptcy Court Order                $100,000,000

     10.  Amount of Loans Outstanding plus
          Letter of Credit Exposure (sum of
          sublines A through C below)            $__________

          (A)          Standby letters of credit
          _____
          (B)       Documentary letter of credit
          _____
          (C)                  Direct borrowings
          _____

     11.  Availability: (Lower of (i) Line 8
          and (ii) Line 9) less Line 10          $__________

     12.  Borrower's estimate of cash on hand    $__________

     I, the undersigned Designated Borrowing Officer of each of Merry-Go-Round Enterprises, Inc., a Maryland corporation, and MGR Distribution Corporation, a Maryland corporation, as debtors and as debtors-in-possession (collectively, the "Borrowers") DO HEREBY CERTIFY, individually and on behalf of the Borrowers, as follows:

     (1) This Certificate is furnished to The CIT Group/Business Credit, Inc. as agent (the "Agent") pursuant to Section 4.04 of that certain Revolving Credit Agreement, dated as of January __, 1994 (the "Revolving Credit Agreement"), among the Borrowers, MGRR, Inc., the Lenders party thereto and the Agent. Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Revolving Credit Agreement.

     (2) This Borrowing Base Certificate has been prepared in accordance with the provisions of the Revolving
          Credit Agreement.

     (3)  This Borrowing Base Certificate and the
          information attached hereto and the schedules, if any, delivered herewith represent an accurate statement of the matters purported to be set forth herein or therein as of the date set forth above.

     (4)  Pursuant to Section 4.04(d) of the Revolving
          Credit Agreement, you are entitled to request backup schedules showing the derivation of this Borrowing Base Certificate.

                             Name: _________________________

                             Title:_________________________

Date:________________________

                              Annex III to the Sixth
                              Amendment to Revolving Credit
                              Agreement

            IN THE UNITED STATES BANKRUPTCY COURT
                FOR THE DISTRICT OF MARYLAND

IN RE:                       *
                             *     In Proceedings for a
MERRY-GO-ROUND ENTERPRISES,  *     Reorganization Under
INC., MGR DISTRIBUTION COR-  *     Chapter 11
PORATION, and MGRR, INC., and*     Case Nos. 94-5-0161-SD
ALMEDA CROSS KING, INC.,     *     through 94-5-0163-SD,
et al.,                      *     94-5-3774-SE, et al.
                             *
           Debtors.          *
______________________________     *

            DEBTORS' MOTION FOR APPROVAL OF SIXTH
           AMENDMENT TO REVOLVING CREDIT AGREEMENT

     Merry-Go-Round Enterprises, Inc., MGR Distribution

Corporation and MGRR, Inc. (collectively, the "Debtors"), by counsel, hereby move this Court for entry of an order

approving the sixth amendment to revolving credit agreement

entered into with The CIT Group/Business Credit, Inc., as

agent ("CIT"), and in support thereof state as follows:

     1.   These cases were commenced by Voluntary Petitions

under Chapter 11 of Title 11 of the United States Bankruptcy

Code filed on January 11, 1994.  Pursuant to Court Order,

the cases are being jointly administered.

     2.   Merry-Go-Round Enterprises, Inc. ("MGRE"), is a

national specialty retailer of contemporary fashion apparel

for young men and women, with mor than 1,000 retail stores

across the country.  The Debtors have continued to operate

their businesses since the filing of the Petitions pursuant

to 11 U.S.C. SS 1107 and 1108.  MGRE and its subsidiaries,

including MGR Distribution Corporation and MGRR, Inc.,

function as an integrated whole in arranging for the

purchase, distribution and retail sale of apparel

nationwide.

     3.   On January 21, 1994, this Court entered an interim

order authorizing post-petition financing ("DIP Agreement")

and on February 1, 1994, this Court entered a final order

authorizing post-petition financing.

     4.   Since that time, the Debtors and CIT have entered

in five amendments to the DIP Agreement.

     5.   On February 13, 1995, the Debtors and CIT entered

into a sixth amendment to revolving credit agreement (the

"Sixth DIP Amendment").  A copy of the Sixth DIP Amendment

is attached hereto and incorporated herein by reference.

     6.   The Sixth DIP Amendment provides in part that the

maximum borrowing amount will be reduced from $125 million

to $100 million and that the maximum aggregate letter of

credit exposure shall be reduced from $90 million to $?0

million.  Also, the Sixth DIP Amendment includes a change in the definition of the borrowing base.  These changes reflect the reduced number of stores that the Debtors are operating.

     7.   Under the Sixth DIP Amendment, CIT shall be

granted a security interest in the federal tax refund

claimed by MGRE for the consolidated federal tax return to

be filed by MGRE for its taxable year ended January 28,

1995.

     8.   The Debtors believe that court approval of the

Sixth DIP Amendment is in the best interests of the

creditors and the estates.

     9.   The Official Unsecured Creditors Committee, the

Official Committee of Equity Security Holders, Bear Stearns

Co., Inc., and Fidelity Management & Research Company have

approved the terms of the Sixth DIP Amendment.

     10.  The Debtors elect not to submit a memorandum in

support of this motion, as provided in Local Bankruptcy Rule

41.

     WHEREFORE, the Debtors respectfully request entry of

the Proposed Order approving the Sixth DIP Amendment, and

granting such other and further relief as is just and

proper.

                         Respectfully submitted,

                         SWIDLER & BERLIN, CHARTERED


                         By:  ______________________________
                              _
                              Roger Frankel, Bar No. 10366
                              Richard H. Wyron, Bar No.
                              10355
                              Michael J. Lichtenstein, Bar
                              No. 05504
                              3000 K Street, N.W., Suite 300
                              Washington, DC 20007
                              (202) 424-7500

                         Attorneys for the Debtors

           UNITED STATES BANKRUPTCY COURT FOR THE
                    DISTRICT OF MARYLAND
                        AT BALTIMORE

IN RE:                       *
                             *     In Proceedings for a
MERRY-GO-ROUND ENTERPRISES,  *     Reorganization Under
INC., MGR DISTRIBUTION COR-  *     Chapter 11
PORATION, and MGRR, INC., and*     Case Nos. 94-5-0161-SD
ALMEDA CROSS KING, INC.,     *     through 94-5-0163-SD,
et al.,                      *     94-5-3774-SE, et al.
                             *
           Debtors.          *
______________________________     *

           CONSENT ORDER APPROVING SIXTH AMENDMENT
                TO REVOLVING CREDIT AGREEMENT

     Upon consideration of the motion (the "Motion") filed

by Merry-Go-Round Enterprises, Inc. ("MGRE"), MGR

Distribution Corporation and MGRR, Inc. (collectively, the

"Debtors"), on notice and after opportunity for a hearing,

and upon the consent of the parties as indicated below, and

for good cause, it is this _____ day of _________, 1995,

     ORDERED that the Motion be, and the same hereby is,

granted; and it is further

     ORDERED that the Sixth Amendment to Revolving Credit

Agreement, a copy of which is attached to the Motion be, and the same hereby is, approved; and it is further

     ORDERED that The CIT Group/Business Credit, Inc., as

agent, be, and the same hereby is, granted a security

interest in and to, inter alia, the Federal income tax

refund claimed by MGRE in the consolidated Federal income

tax return to be filed by MGRE for its taxable year ended

January 28, 1995.



                              _____________________________
                              E. Stephen Darby
                              United States Bankruptcy Judge

SEEN AND CONSENTED:


SWIDLER & BERLIN, CHARTERED


By:  _______________________________
     Roger Frankel, Bar No. 10366
     Richard H. Wyron, Bar No. 10355
     Michael J. Lichtenstein, Bar No.
     05504
     3000 K Street, N.W., Suite 300
     Washington, DC 20007
     (202) 424-7500
     Attorneys for the Debtors


SCHULTE ROTH & ZABEL


By:  _______________________________
     Frederic L. Ragucci
     900 Third Avenue
   New York, New York 10022

   Attorneys for The CIT Group/Business
   Credit, Inc., as agent


By:  _______________________________
   Bonnie Fatell
     Official Committee of Unsecured
     Creditors
     Blank Ross Cozisky & McCauley
     Four Penn Center Plaza, 10th Floor
     Philadelphia, Pennsylvania 19103


By:  _______________________________
     Stephen B. Selbert
     Official Committee of Equity
     Security Holders
     Garlock Israels & Liberman
     120 West 45th Street
     New York, New York 10036


WEIL GOTSHAL & MANGES


By:  _______________________________
     Mishelle Levitt
     747 Fifth Avenue
     New York, New York 10153
     Attorneys for Fidelity Management &
     Research Company


LATHAM & WATKINS


By:  _______________________________
     Patrick Duvall
     83rd at Third, Suite 1000
     Third Avenue
     New York, New York 10022-4802
     Attorneys for Bear Stearns Co.,
     Inc.